================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 2, 2006

                                   ----------

                         THE HAIN CELESTIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

                                   ----------

             Delaware                    0-22818              22-3240619
   (State or other jurisdiction       (Commission           (I.R.S. Employer
         of incorporation)            File Number)        Identification No.)

                    58 South Service Road, Melville, NY 11747
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (631) 730-2200

                                 Not Applicable
          (Former name or former address, if changed since last report)

                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

              Except as otherwise stated below, the information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished pursuant to Item 2.02, "Results of Operations and Financial Condition." This information shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

              On February 2, 2006, The Hain Celestial Group, Inc. (the "Company") issued a press release announcing financial results for its second quarter ended December 31, 2005. The press release is attached hereto as Exhibit
99.1 and incorporated herein by reference.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

       (d)    Exhibits. The following exhibit is filed herewith:

    Exhibit No.    Description
    -----------    -------------------------------------------------------------
       99.1        Press Release of the Company dated February 2, 2006

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 2, 2006

                                             THE HAIN CELESTIAL GROUP, INC.
                                             (Registrant)

                                             By:    /s/ Ira J. Lamel
                                                    ----------------------------
                                             Name:  Ira J. Lamel
                                             Title: Executive Vice President and
                                                    Chief Financial Officer